Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
April, 1997

Scheduled Maturity                                                 6/15/98

Coupon                                                  6.0375%


Excess Protection Level
   3 Month Average  5.11%
      April, 1997  3.49%
      March, 1997  6.19%
      February, 1997  5.68%

Cash Yield                                              16.66%

Investor Charge Offs                                    4.63%

Base Rate                                               8.54%

Over 35 Day Delinquency                                 4.77%

Seller's Interest                                       15.14%

Total Payment Rate                                      9.56%

Total Principal Balance                                $6,363,109,018.53

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $963,109,018.55